UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2024

Summit Therapeutics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36866	37-1979717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive, Suite 1000, Miami, FL	33131
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 203-2034

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SMMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 12, 2024, Ujwala Mahatme informed Summit Therapeutics Inc. (the “Company”) that she was resigning from her role as a member of the Board of Directors (the “Board”) of the Company, and from each committee of the Board, to focus on her increasing professional commitments outside the Company. At the time of Ms. Mahatme’s resignation, she was a member of the Nominating and Corporate Governance Committee, the Compensation Committee and the Audit Committee of the Board. Ms. Mahatme’s resignation was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 14, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The following matters were submitted to a vote of the Company’s stockholders at the Annual Meeting: (i) the election of eight directors to serve until the Company’s 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP, United States as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (iii) a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.

Each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote of the Company’s stockholders in accordance with the recommendation of the Company’s Board of Directors. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable:

Proposal 1 Election of Directors Director Nominees	For	Withheld	Broker Non-Votes
Robert W. Duggan	620,632,521	362,133	18,922,547
Mahkam Zanganeh	620,696,167	298,487	18,922,547
Manmeet S. Soni	620,032,830	961,824	18,922,547
Kenneth A. Clark	612,562,945	8,431,709	18,922,547
Robert Booth	620,631,600	363,054	18,922,547
Alessandra Cesano	613,253,170	7,741,484	18,922,547
Yu Xia	620,368,580	626,074	18,922,547
Mostafa Ronaghi	619,032,689	1,961,965	18,922,547

Proposal 2	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of PricewaterhouseCoopers LLP, United States	639,287,776	39,750	589,675	—

Proposal 3	For	Against	Abstain	Broker Non-Votes
Approval, on a non-binding advisory basis, of the compensation of the named executive officers.	604,242,482	15,872,371	879,801	18,922,547

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: June 17, 2024	By:	/s/ Manmeet S. Soni
Chief Operating Officer and Chief Financial Officer
(Principal Financial Officer)